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                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended June 28, 2003 of Cadence Design Systems, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, H. Raymond Bingham, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/ H. Raymond Bingham
                                           -------------------------------------
                                           H. Raymond Bingham
                                           President and Chief Executive Officer
                                           Date: August 8, 2003










             A signed original of this written statement required by
   Section 906 has been provided to Cadence Design Systems, Inc. and will be retained by Cadence and furnished to the Securities and Exchange Commission or its staff upon request.